EXHIBIT 99.2

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENT (Unaudited)

March 31, 2023

(In thousands, except share data)

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Investments in Non-Controlled, Non-Affiliated Portfolio Companies—177.4% of Net Assets (1), (2)
First Lien Secured Debt—118.9% of Net Assets
A1 Garage Merger Sub, LLC	12/22/2028	Personal, Food and Miscellaneous Services	11.12%	3M L+660	1,705	$1,681	$1,680
A1 Garage Merger Sub, LLC - Unfunded Term Loan	12/21/2024	Personal, Food and Miscellaneous Services	—	—	5,253	-	-
A1 Garage Merger Sub, LLC (Revolver) (7)	12/22/2028	Personal, Food and Miscellaneous Services	—	—	2,532	-	(38)
Ad.net Acquisition, LLC (Revolver)	05/07/2026	Media	11.16%	3M L+600	178	178	176
Ad.net Acquisition, LLC (Revolver) (7)	05/07/2026	Media	—	—	267	-	(2)
Altamira Technologies, LLC (Revolver)	07/24/2025	Aerospace and Defense	10.55%	3M L+550	50	50	50
Altamira Technologies, LLC (Revolver) (7)	07/24/2025	Aerospace and Defense	—	—	138	—	-
Anteriad, LLC (f/k/a MeritDirect, LLC)	05/23/2024	Media	11.46%	3M L+650	1,268	1,243	1,243
Anteriad, LLC (f/k/a MeritDirect, LLC) (Revolver) (7)	05/23/2024	Media	—	—	1,612	—	(48)
Any Hour Services	07/21/2027	Personal, Food and Miscellaneous Services	10.49%	3M L+563	4,099	4,077	3,986
Any Hour Services (Revolver) (7)	07/21/2027	Personal, Food and Miscellaneous Services	—	—	1,147	—	(32)
Apex Service Partners, LLC	07/31/2025	Personal, Food and Miscellaneous Services	7.60%	1M L+550	1,331	1,331	1,324
Apex Service Partners, LLC Term Loan C	07/31/2025	Personal, Food and Miscellaneous Services	9.08%	1M L+550	1,893	1,876	1,883
Apex Service Partners, LLC (Revolver)	07/31/2025	Personal, Food and Miscellaneous Services	10.26%	3M L+525	466	466	464
Apex Service Partners, LLC (Revolver) (7)	07/31/2025	Personal, Food and Miscellaneous Services	—	—	466	—	(2)
Applied Technical Services, LLC	12/29/2026	Environmental Services	10.91%	3M L+575	2,256	2,234	2,211
Applied Technical Services, LLC (7)	04/21/2023	Environmental Services	—	—	735	—	(6)
Applied Technical Services, LLC (Revolver)	12/29/2026	Environmental Services	12.47%	3M P+475	825	825	809
Applied Technical Services, LLC (Revolver) (7)	12/29/2026	Environmental Services	—	—	175	—	(4)
Arcfield Acquisition Corp. (Revolver) (7)	03/07/2028	Aerospace and Defense	—	—	2,263	—	(45)
Berwick Industrial Park	05/02/2023	Buildings and Real Estate	11.00%	—	4,000	4,005	3,936
Beta Plus Technologies, Inc.	07/01/2029	Business Services	9.42%	SOFR+475	4,975	4,886	4,378
BioDerm, Inc.	01/31/2028	Healthcare, Education and Childcare	10.86%	3M L+650	9,000	8,895	8,865
BioDerm, Inc. (Revolver) (7)	01/31/2028	Healthcare, Education and Childcare	—	—	1,071	—	(16)
Blackhawk Industrial Distribution, Inc.	09/17/2024	Distribution	11.15%	3M L+625	1,407	1,394	1,375
Blackhawk Industrial Distribution, Inc.(7)	09/17/2024	Distribution	—	—	3,808	—	(67)
Blackhawk Industrial Distribution, Inc. (Revolver)	09/17/2024	Distribution	11.15%	3M L+625	343	343	332
Blackhawk Industrial Distribution, Inc. (Revolver) (7)	09/17/2024	Distribution	—	—	3,203	—	(104)
Broder Bros., Co.	12/04/2025	Consumer Products	10.73%	3M L+600	9,967	9,967	9,967
Cartessa Aesthetics, LLC	06/14/2028	Distribution	10.90%	1M L+600	34,229	33,618	33,887
Cartessa Aesthetics, LLC - (Revolver)	06/14/2028	Distribution	10.90%	1M L+600	1,265	1,265	1,253
Cartessa Aesthetics, LLC - (Revolver) (7)	06/14/2028	Distribution	—	—	2,297	—	(23)
CF512, Inc.	08/20/2026	Media	10.96%	3M L+600	6,686	6,607	6,552
CF512, Inc.(Revolver) (7)	08/20/2026	Media	—	—	909	—	(18)
Compex Legal Services, Inc.	02/09/2026	Business Services	10.45%	3M L+555	849	840	849
Compex Legal Services, Inc. (Revolver)	02/07/2025	Business Services	10.45%	3M L+555	393	393	393
Compex Legal Services, Inc. (Revolver) (7)	02/07/2025	Business Services	—	—	262	—	—
Connatix Buyer, Inc. (7)	07/14/2023	Media	—	—	3,158	—	(87)
Connatix Buyer, Inc. (Revolver) (7)	07/13/2027	Media	—	—	1,859	—	(70)
Confluent Health, LLC	11/30/2028	Healthcare, Education and Childcare	11.00%	3M P+300	2,000	1,860	1,860
Crane 1 Services, Inc.	08/16/2027	Personal, Food and Miscellaneous Services	10.91%	3M L+575	2,588	2,562	2,562
Crane 1 Services, Inc. (Revolver)	08/16/2027	Personal, Food and Miscellaneous Services	10.91%	1M L+575	78	78	77
Crane 1 Services, Inc. (Revolver) (7)	08/16/2027	Personal, Food and Miscellaneous Services	—	—	214	—	(2)
DermaRite Industries LLC	06/30/2023	Manufacturing / Basic Industries	12.16%	1M L+700	8,755	8,749	3,169
Dr. Squatch, LLC	08/31/2027	Personal and Non-Durable Consumer Products	10.75%	3M L+575	12,853	12,688	12,661
Dr. Squatch, LLC (7)	08/27/2026	Personal and Non-Durable Consumer Products	—	—	2,000	—	(10)
Dr. Squatch, LLC (Revolver)	08/31/2027	Personal and Non-Durable Consumer Products	10.75%	1M L+575	1,551	1,551	1,527
Dr. Squatch, LLC (Revolver) (7)	08/31/2027	Personal and Non-Durable Consumer Products	—	—	775	—	(12)
DRS Holdings III, Inc.	11/03/2025	Consumer Products	10.59%	3M L+575	7	7	7
DRS Holdings III, Inc. (Revolver) (7)	11/03/2025	Consumer Products	—	—	1,783	—	(52)
ECL Entertainment, LLC	05/01/2028	Hotels, Motels, Inns and Gaming	12.42%	1M L+750	19,059	18,930	18,881
ECM Industries, LLC (Revolver)	12/23/2025	Electronics	9.77%	3M L+450	97	97	93
ECM Industries, LLC (Revolver) (7)	12/23/2025	Electronics	—	—	421	—	(18)
EDS Buyer, LLC	12/22/2028	Aerospace and Defense	11.15%	3M L+625	6,250	6,161	6,094
EDS Buyer, LLC - Unfunded Term Loan	12/22/2028	Aerospace and Defense	—	—	5,625	—	(70)
EDS Buyer, LLC - (Revolver) (7)	12/22/2028	Aerospace and Defense	—	—	1,687	—	(42)
Exigo Intermediate II, LLC	03/15/2027	Business Services	10.59%	3M L+575	24,750	24,438	24,255
Exigo Intermediate II, LLC (7)	03/15/2024	Business Services	—	—	7,424	—	(93)
Exigo Intermediate II, LLC (Revolver) (7)	03/15/2027	Business Services	—	—	1,856	—	(37)

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENT (Unaudited) - (Continued)

March 31, 2023

(In thousands, except share data)

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Fairbanks Morse Defense	06/17/2028	Aerospace and Defense	9.48%	3M L+475	738	$735	$702
Five Star Buyer, Inc.	02/23/2028	Leisure, Amusement, Motion Pictures, Entertainment	11.90%	3M L+700	5,173	5,070	5,069
Five Star Buyer, Inc. - Unfunded Term Loan	02/23/2028	Leisure, Amusement, Motion Pictures, Entertainment	—	—	1,079	—	(22)
Five Star Buyer, Inc. - Unfunded Revolver	02/23/2028	Leisure, Amusement, Motion Pictures, Entertainment	—	—	670	—	(14)
Gantech Acquisition Corp.	05/14/2026	Business Services	11.09%	1M L+625	16,637	16,408	16,055
Gantech Acquisition Corp. (Revolver)	05/14/2026	Business Services	11.09%	1M L+625	862	863	833
Gantech Acquisition Corp. (Revolver) (7)	05/14/2026	Business Services	—	—	1,128	—	(40)
Graffiti Buyer, Inc.	08/10/2027	Distribution	10.66%	3M L+550	227	225	225
Graffiti Buyer, Inc. (7)	08/10/2023	Distribution	—	—	665	—	—
Graffiti Buyer, Inc. (Revolver)	08/10/2027	Distribution	10.66%	3M L+550	451	451	446
Graffiti Buyer, Inc. (Revolver) (7)	08/10/2027	Distribution	—	—	318	—	(3)
Hancock Roofing and Construction L.L.C.	12/31/2026	Insurance	10.30%	1M L+550	160	160	157
Hancock Roofing and Construction L.L.C. (Revolver) (7)	12/31/2026	Insurance	—	—	590	—	(12)
Holdco Sands Intermediate, LLC	11/23/2028	Aerospace and Defense	10.17%	3M L+600	1,908	1,876	1,889
Holdco Sands Intermediate, LLC (Revolver) (7)	11/23/2027	Aerospace and Defense	—	—	3,941	—	(39)
HV Watterson Holdings, LLC	12/17/2026	Business Services	11.41%	1M L+625	280	278	272
HV Watterson Holdings, LLC (7)	12/17/2026	Business Services	—	—	2,219	—	(43)
HV Watterson Holdings, LLC - (Revolver)	12/17/2026	Business Services	11.41%	3M L+625	1,050	1,050	1,022
HV Watterson Holdings, LLC - (Revolver)(7)	12/17/2026	Business Services	—	—	200	—	(5)
HW Holdco, LLC	12/10/2024	Media	9.78%	3M L+500	11,237	11,140	11,069
HW Holdco, LLC (7)	12/10/2024	Media	—	—	1,858	—	(9)
HW Holdco, LLC (Revolver) (7)	12/10/2024	Media	—	—	3,387	—	(51)
Icon Partners III, LP	05/11/2028	Auto Sector	9.32%	3M L+450	1,985	1,606	1,395
IDC Infusion Services, Inc.	12/30/2026	Healthcare, Education and Childcare	11.90%	3M L+700	3,667	3,568	3,593
IDC Infusion Services, Inc. (Revolver) (7)	12/30/2026	Healthcare, Education and Childcare	—	—	4,167	—	(146)
IG Investments Holdings, LLC (Revolver) (7)	09/22/2027	Business Services	—	—	477	—	(7)
Imagine Acquisitionco, LLC (7)	11/15/2027	Business Services	—	—	2,341	—	(47)
Imagine Acquisitionco, LLC (Revolver) (7)	11/15/2027	Business Services	—	—	1,685	—	(51)
Inception Fertility Ventures, LLC	12/07/2023	Healthcare, Education and Childcare	11.95%	3M L+715	20,403	20,248	19,995
Infinity Home Services Holdco, Inc.	12/28/2028	Personal, Food and Miscellaneous Services	11.73%	3M L+685	517	517	506
Infinity Home Services Holdco, Inc. - Unfunded Term Loan	12/28/2023	Personal, Food and Miscellaneous Services	—	—	3,230	—	(65)
Infinity Home Services Holdco, Inc.(Revolver)	12/28/2028	Personal, Food and Miscellaneous Services	13.75%	3M L+575	97	97	95
Infinity Home Services Holdco, Inc.(Revolver) (7)	12/28/2028	Personal, Food and Miscellaneous Services	—	—	678	—	(14)
Infolinks Media Buyco, LLC (7)	11/01/2023	Media	—	—	2,372	—	24
Integrity Marketing Acquisition, LLC	08/27/2025	Insurance	11.00%	3M L+605	9,930	9,885	9,831
ITI Holdings, Inc.	03/03/2028	Business Services	10.58%	3M L+550	8,883	8,751	8,705
ITI Holdings, Inc. (Revolver)	03/03/2028	Business Services	10.45%	3M L+550	942	942	923
ITI Holdings, Inc. (Revolver) (7)	03/03/2028	Business Services	—	—	548	—	(11)
K2 Pure Solutions NoCal, L.P.	12/20/2023	Chemicals, Plastics and Rubber	11.95%	1M L+700	10,853	10,826	10,853
K2 Pure Solutions NoCal, L.P. (Revolver)	12/20/2023	Chemicals, Plastics and Rubber	12.91%	1M L+800	485	485	485
K2 Pure Solutions NoCal, L.P. (Revolver) (7)	12/20/2023	Chemicals, Plastics and Rubber	—	—	1,454	—	—
Kinetic Purchaser, LLC	11/10/2027	Consumer Products	11.16%	3M L+600	24,219	23,734	23,856
Kinetic Purchaser, LLC (Revolver)	11/10/2026	Consumer Products	11.16%	3M L+600	3,883	3,883	3,825
Kinetic Purchaser, LLC (Revolver) (7)	11/10/2026	Consumer Products	—	—	971	—	(15)
Lash OpCo, LLC	02/18/2027	Consumer Products	11.84%	1M L+700	2,814	2,765	2,757
Lash OpCo, LLC (Revolver)	08/16/2026	Consumer Products	11.84%	1M L+700	1,092	1,092	1,070
Lash OpCo, LLC (Revolver) (7)	08/16/2026	Consumer Products	—	—	728	—	(15)
LAV Gear Holdings, Inc.	10/31/2024	Leisure, Amusement, Motion Pictures, Entertainment	10.55%	1M L+550	2,102	2,083	2,072
			(PIK 5.50%)
LAV Gear Holdings, Inc. - Unfunded Term Loan	10/31/2024	Leisure, Amusement, Motion Pictures, Entertainment	—	—	51	—	(1)
Ledge Lounger, Inc.	11/09/2026	Consumer Products	11.15%	3M L+625	9,131	8,992	8,949
Ledge Lounger, Inc. (Revolver)	11/09/2026	Consumer Products	11.15%	3M L+625	966	966	947
Ledge Lounger, Inc. (Revolver) (7)	11/09/2026	Consumer Products	—	—	966	—	(19)
Lightspeed Buyer Inc.	02/03/2026	Healthcare, Education and Childcare	10.34%	1M L+550	2,209	2,196	2,154
Lightspeed Buyer Inc. (Revolver) (7)	02/03/2026	Healthcare, Education and Childcare	—	—	1,166	—	(29)
Limerick Town Cener, LLC	09/27/2023	Real Estate	12.50%	—	3,000	2,985	2,994
LJ Avalon Holdings, LLC - Unfunded Term Loan	07/31/2024	Environmental Services	—	—	1,467	—	(7)
LJ Avalon Holdings, LLC (Revolver)(7)	01/31/2030	Environmental Services	—	—	587	—	(12)
LSF9 Atlantis Holdings, LLC	03/31/2029	Retail	12.15%	SOFR+725	5,850	5,641	5,684
Mars Acquisition Holdings Corp.	05/14/2026	Media	10.55%	3M L+550	4,901	4,814	4,852
Mars Acquisition Holdings Corp. (Revolver)(7)	05/14/2026	Media	—	—	1,209	—	(12)
MBS Holdings, Inc. (Revolver) (7)	04/16/2027	Telecommunications	—	—	694	—	(7)
MDI Buyer, Inc.	07/25/2028	Chemicals, Plastics and Rubber	10.79%	3M L+600	20,236	19,911	19,785
MDI Buyer, Inc. (Revolver)	07/25/2028	Chemicals, Plastics and Rubber	10.30%	3M L+600	683	683	668
MDI Buyer, Inc. (Revolver) (7)	07/25/2028	Chemicals, Plastics and Rubber	—	—	1,544	—	(19)
Meadowlark Acquirer, LLC	12/10/2027	Business Services	10.41%	3M L+525	1,947	1,929	1,927
Meadowlark Acquirer, LLC Term Loan I (7)	12/10/2027	Business Services	—	—	1,038	—	—
Meadowlark Acquirer, LLC Term Loan II (7)	12/10/2027	Business Services	—	—	8,922	—	—
Meadowlark Acquirer, LLC (Revolver) (7)	12/10/2027	Business Services	—	—	1,685	—	(17)

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENT (Unaudited) - (Continued)

March 31, 2023

(In thousands, except share data)

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Municipal Emergency Services, Inc.	09/28/2027	Distribution	11.05%	3M L+600	1,862	$1,845	$1,784
Municipal Emergency Services, Inc. (7)	09/28/2027	Distribution	—	—	12	—	—
Municipal Emergency Services, Inc. - Unfunded Term Loan A	06/16/2023	Distribution	—	—	1,255	—	(34)
Municipal Emergency Services, Inc. - Unfunded Term Loan B	12/16/2024	Distribution	—	—	2,510	—	(105)
Municipal Emergency Services, Inc. (Revolver)	09/28/2027	Distribution	11.05%	3M L+600	1,128	1,128	1,081
Municipal Emergency Services, Inc. (Revolver) (7)	09/28/2027	Distribution	—	—	752	—	(32)
NBH Group LLC (Revolver) (7)	08/19/2026	Healthcare, Education and Childcare	—	—	1,163	—	—
Neptune Flood Incorporated	10/14/2026	Financial Services	10.82%	1M L+600	3,117	3,099	3,117
One Stop Mailing, LLC	05/07/2027	Cargo Transport	11.09%	3M L+625	6,972	6,863	6,763
ORL Acquisition, Inc.	09/03/2027	Business Services	10.41%	3M L+525	4,431	4,362	4,387
ORL Acquisition, Inc. (Revolver) (7)	09/03/2027	Business Services	—	—	597	—	(6)
Ox Two, LLC	05/18/2026	Building Materials	12.41%	1M L+725	15,313	15,138	14,853
Ox Two, LLC (Revolver) (7)	05/18/2026	Building Materials	—	—	2,419	—	(73)
Pequod Merger Sub, Inc. - Term Loan	12/02/2026	Financial Services	11.32%	3M L+640	11,532	11,301	11,301
Pequod Merger Sub, Inc. - Unfunded Term Loan	12/02/2026	Financial Services	—	—	2,847	—	—
Pequod Merger Sub, Inc. (Revolver) (7)	12/02/2026	Financial Services	—	—	757	—	—
PL Acquisitionco, LLC (Revolver) (7)	11/09/2027	Retail	—	—	3,236	—	(146)
Pragmatic Institute, LLC	07/06/2028	Business Services	10.64%	3M L+575	35,163	34,685	34,636
Pragmatic Institute, LLC Term Loan (7)	07/06/2028	Business Services	—	—	7,193	—	(36)
Pragmatic Institute, LL (Revolver)	07/06/2028	Business Services	10.64%	3M L+575	959	959	945
Pragmatic Institute, LL (Revolver) (7)	07/06/2028	Business Services	—	—	3,836	—	(58)
Quantic Electronics, LLC	11/19/2026	Aerospace and Defense	11.21%	1M L+625	1,498	1,487	1,476
Quantic Electronics, LLC - Unfunded Term Loan	11/19/2026	Aerospace and Defense	—	—	584	—	(3)
Quantic Electronics, LLC (Revolver)	11/19/2026	Aerospace and Defense	11.21%	3M L+625	423	423	416
Quantic Electronics, LLC (Revolver) (7)	11/19/2026	Aerospace and Defense	—	—	106	—	(2)
Questex, LLC	09/09/2024	Media	8.98%	3M L+500	21,488	21,365	21,273
Questex, LLC (Revolver) (7)	09/09/2024	Media	—	—	3,590	—	(36)
Radius Aerospace, Inc. (Revolver)	03/31/2025	Aerospace and Defense	10.78%	3M L+575	371	371	364
Radius Aerospace, Inc. (Revolver) (7)	03/31/2025	Aerospace and Defense	—	—	1,856	—	(37)
Rancho Health MSO, Inc. (7)	12/18/2025	Healthcare, Education and Childcare	10.48%	3M L+575	289	289	289
Rancho Health MSO, Inc. - Unfunded Term Loan	12/18/2025	Healthcare, Education and Childcare	—	—	761	—	—
Rancho Health MSO, Inc. (Revolver) (7)	12/18/2025	Healthcare, Education and Childcare	—	—	525	—	—
Reception Purchaser, LLC	02/28/2028	Transportation	10.83%	SOFR+600	5,940	5,861	5,665
Recteq, LLC (Revolver)	01/29/2026	Consumer Products	11.41%	3M L+625	188	188	180
Recteq, LLC (Revolver) (7)	01/29/2026	Consumer Products	—	—	939	—	(38)
Research Now Group, Inc. and Dynata, LLC	12/20/2024	Business Services	10.31%	3M L+550	125	125	95
Riverpoint Medical, LLC (Revolver) (7)	06/20/2025	Healthcare, Education and Childcare	—	—	364	—	(5)
Riverside Assessments, LLC	03/10/2025	Education	10.67%	3M L+575	12,773	12,612	12,581
Sales Benchmark Index LLC (Revolver) (7)	01/03/2025	Business Services	—	—	732	—	(4)
Sargent & Greenleaf Inc. (Revolver)	12/20/2024	Electronics	12.26%	3M L+450	453	453	445
Sargent & Greenleaf Inc. (Revolver) (7)	12/20/2024	Electronics	—	—	154	-	(3)
Schlesinger Global, Inc.	07/14/2025	Business Services	11.41%	3M L+650	4,667	4,622	4,562
Schlesinger Global, Inc. (Revolver)	07/14/2025	Business Services	11.41%	3M L+650	30	30	30
			(PIK 0.5%)
Schlesinger Global, Inc. (Revolver)(7)	07/14/2025	Business Services	—	—	8	—	—
Seaway Buyer, LLC	06/13/2029	Chemicals, Plastics and Rubber	10.95%	1M L+605	4,776	4,711	4,657
Seaway Buyer, LLC (Revolver)(7)	06/13/2029	Chemicals, Plastics and Rubber	—	—	3,126	—	(78)
Shiftkey, LLC	06/21/2027	Business Services	10.91%	1M L+575	17,865	17,710	17,472
Sigma Defense Systems, LLC	12/18/2025	Telecommunications	13.66%	1M L+850	31,273	30,655	30,725
Sigma Defense Systems, LLC (Revolver)	12/18/2025	Telecommunications	13.66%	1M L+850	2,232	2,232	2,193
Sigma Defense Systems, LLC (Revolver) (7)	12/18/2025	Telecommunications	—	—	744	—	(13)
Signature Systems Holding Company (Revolver) (7)	05/03/2024	Chemicals, Plastics and Rubber	—	—	2,016	—	—
Solutionreach, Inc. (Revolver) (7)	01/17/2024	Communications	—	—	1,665	—	(80)
Spendmend Holdings LLC	03/01/2028	Business Services	10.61%	1M L+565	9,656	9,542	9,386
Spendmend Holdings LLC (7)	03/01/2028	Business Services	—	—	2,784	—	(57)
Spendmend Holdings LLC - Funded Revolver	03/01/2028	Business Services	10.61%	3M L+565	561	561	545
Spendmend Holdings LLC - Unfunded Revolver (7)	03/01/2028	Business Services	—	—	841	—	(24)
System Planning and Analysis, Inc. - (Revolver) (f/k/a Management Consulting & Research, LLC)	08/16/2027	Aerospace and Defense	11.10%	3M L+590	836	836	823
System Planning and Analysis, Inc. - (Revolver) (7) (f/k/a Management Consulting & Research, LLC)	08/16/2027	Aerospace and Defense	—	—	2,089	—	(31)
The Aegis Technologies Group, LLC	10/31/2025	Aerospace and Defense	11.55%	3M L+650	1,126	1,098	1,104
The Bluebird Group LLC	07/27/2026	Business Services	12.15%	3M L+725	4,835	4,757	4,767
The Bluebird Group LLC (Revolver) (7)	07/27/2026	Business Services	—	—	734	—	(11)
The Vertex Companies, LLC	08/30/2027	Business Services	9.96%	3M L+550	1,745	1,729	1,709
The Vertex Companies, LLC (7)	08/30/2027	Business Services	—	—	466	—	(5)
The Vertex Companies, LLC (Revolver)	08/30/2027	Business Services	10.01%	3M L+550	192	192	188
The Vertex Companies, LLC (Revolver) (7)	08/30/2027	Business Services	—	—	548	—	(12)
TVC Enterprises, LLC	03/26/2026	Transportation	10.59%	1M L+575	12,597	12,365	12,408
TVC Enterprises, LLC (Revolver) (7)	03/26/2026	Transportation	—	—	1,370	—	(21)
TWS Acquisition Corporation	06/16/2025	Education	11.39%	1M L+625	1,143	1,143	1,143
TWS Acquisition Corporation (Revolver) (7)	06/16/2025	Education	—	—	1,644	—	—
Tyto Athene, LLC (Revolver) (7)	04/01/2026	Aerospace and Defense	—	—	364	—	(34)
Unique Indoor Comfort, LLC	05/24/2027	Home and Office Furnishings	10.30%	1M L+525	36,648	36,266	36,428
Unique Indoor Comfort, LLC (7)	05/24/2027	Home and Office Furnishings	—	—	6,540	—	26
Unique Indoor Comfort, LLC (Revolver) (7)	05/24/2027	Home and Office Furnishings	—	—	3,000	—	(18)
Urology Management Holdings, Inc.	06/15/2026	Healthcare, Education and Childcare	11.36%	3M L+625	3,879	3,805	3,763
Urology Management Holdings, Inc. - Unfunded Term Loan	02/01/2024	Healthcare, Education and Childcare	—	—	7,222	—	(216)
Wildcat Buyerco, Inc.	02/27/2026	Electronics	10.80%	3M L+575	3,815	3,764	3,720
Wildcat Buyerco, Inc. (Revolver)	02/27/2026	Electronics	11.46%	3M L+585	176	176	172
Wildcat Buyerco, Inc. (Revolver) (7)	02/27/2026	Electronics	—	—	398	—	(10)
Zips Car Wash, LLC	03/01/2024	Auto Sector	12.11%	3M L+725	2,611	2,596	2,552
Total First Lien Secured Debt						601,494	589,649
Second Lien Secured Debt—22.4% of Net Assets

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENT (Unaudited) - (Continued)

March 31, 2023

(In thousands, except share data)

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Ascensus Holdings, Inc.	08/02/2028	Financial Services	11.31%	3M L+650	3,000	$2,698	$2,680
Atlas Purchaser, Inc	05/07/2029	Telecommunications	14.20%	3M L+900	17,000	16,575	13,532
Best Practice Associates LLC	06/29/2027	Aerospace and Defense	14.16%	3M L+900	17,825	17,532	17,290
Burgess Point Purchaser Corporation	07/28/2030	Auto Sector	13.91%	3M L+900	8,000	7,967	7,760
ENC Parent Corporation	08/19/2029	Business Services	12.66%	3M L+750	7,500	7,436	6,975
Halo Buyer, Inc.	07/06/2026	Consumer Products	13.16%	1M L+825	32,500	32,197	31,769
Inventus Power, Inc.	09/29/2024	Electronics	13.23%	3M L+850	16,593	16,436	16,427
QuantiTech LLC	02/04/2027	Aerospace and Defense	14.71%	3M L+1,000	150	148	149
VT Topco, Inc.	08/17/2026	Business Services	11.59%	3M L+675	15,000	14,938	14,700
Total Second Lien Secured Debt						115,927	111,282
Subordinated Debt/Corporate Notes—10.6% of Net Assets
Express Wash Acquisition Company, LLC	01/15/2029	Auto Sector	16.66%	3M L+1,150	21,000	20,314	19,572
Flock Financial, LLC	05/26/2027	Financial Services	12.50%	—	34,000	33,256	32,980
Total Subordinated Debt/Corporate Notes						53,570	52,552
Preferred Equity/Partnership Interests—2.5% of Net Assets (6)
Ad.net Holdings, Inc. (9)	—	Media	—	—	2,400	240	276
AH Newco Equityholdings, LLC	—	Healthcare, Education and Childcare	6.00%	—	211	500	1,967
Anteriad Holdings, LP (f/k/a MeritDirect Holdings, LP) (9)	—	Media	—	—	1,135	1,135	1,470
Cartessa Aesthetics, LLC	—	Distribution	—	—	3,562,500	3,563	4,406
Imagine Topco, LP	—	Business Services	8.00%	—	743,826	744	702
Mars Intermediate Holdings II, Inc (9)	—	Media	—	—	414	414	498
NXOF Holdings, Inc. (Tyto Athene, LLC)	—	Aerospace and Defense	—	—	160	160	148
ORL Holdco, Inc.	—	Business Services	—	—	575	58	65
Signature CR Intermediate Holdco, Inc.	—	Chemicals, Plastics and Rubber	12.00%	—	1,527	1,527	2,347
TPC Holding Company, LP (8),(11)	—	Food	—	—	219	219	305
TWD Parent Holdings, LLC	—	Business Services	—	—	30	30	35
(The Vertex Companies, LLC)
Total Preferred Equity/Partnership Interests						8,590	12,219
Common Equity/Partnership Interests/Warrants—23.0% of Net Assets (6)
A1 Garage Equity, LLC	—	Personal, Food and Miscellaneous Services	—	—	2,193,038	2,193	2,193
Ad.net Holdings, Inc. (9)	—	Media	—	—	2,667	26	6
Affinion Group Holdings, Inc. (Warrants)	04/10/2024	Consumer Products	—	—	77,190	2,126	—
AG Investco LP (9)	—	Business Services	—	—	805,164	805	1,206
AG Investco LP (7), (9)	—	Business Services	—	—	194,836	—	—
Altamira Intermediate Company II, Inc.	—	Aerospace and Defense	—	—	125,000	125	110
AMCSI Crash Co-Invest, LP	—	Auto Sector	—	—	2,489,777	2,490	3,215
AMCSI Crash Co-Invest, LP (7)	—	Auto Sector	—	—	510,223	—	—
Anteriad Holdings, LP (f/k/a MeritDirect Holdings, LP) (9)	—	Media	—	—	1,135	—	94
Athletico Holdings, LLC	—	Healthcare, Education and Childcare	—	—	9,357	10,000	7,566
Atlas Investment Aggregator, LLC (9)	—	Telecommunications	—	—	1,700,000	1,700	722
BioDerm, Inc.	—	Healthcare, Education and Childcare	—	—	1,312	1,312	1,312
Burgess Point Holdings, LP	—	Auto Sector	—	—	680	680	717
Connatix Parent, LLC	—	Media	—	—	57,416	632	491
Cowboy Parent LLC	—	Distribution	—	—	27,778	3,015	4,559
(Blackhawk Industrial Distribution, Inc.)
Crane 1 Acquisition Parent Holdings, L.P.	—	Personal, Food and Miscellaneous Services	—	—	113	104	145
Delta InvestCo LP	—	Telecommunications	—	—	698,889	684	1,562
(Sigma Defense Systems, LLC) (9)
Delta InvestCo LP (7)	—	Telecommunications	—	—	442,155	—	—
(Sigma Defense Systems, LLC) (7), (9)
ECM Investors, LLC (9)	—	Electronics	—	—	167,537	37	492
eCommission Holding Corporation (11)	—	Financial Services	—	—	80	1,005	1,542
EDS Topco, LP	—	Aerospace and Defense	—	—	937,500	938	938
Exigo, LLC (9)	—	Business Services	—	—	1,458,333	1,458	1,584
Express Wash Topco, LLC	—	Auto Sector	—	—	658,000	3,290	2,520
FedHC InvestCo LP (9)	—	Aerospace and Defense	—	—	14,186	469	1,378
FedHC InvestCo LP (7),(9)	—	Aerospace and Defense	—	—	6,384	—	(18)
FedHC InvestCo II LP (9)	—	Aerospace and Defense	—	—	20,357	2,199	1,979
Five Star Parent Holdings, LLC	—	Leisure, Amusement, Motion Pictures, Entertainment	—	—	655,714	656	656
Gauge Lash Coinvest LLC	—	Consumer Products	—	—	889,376	135	4,074
Gauge Schlesinger Coinvest, LLC	—	Business Services	—	—	9	10	10
Gauge TVC Coinvest, LLC	—	Transportation	—	—	810,645	—	3,543
(TVC Enterprises, LLC)

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENT (Unaudited) - (Continued)

March 31, 2023

(In thousands, except share data)

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
GCOM InvestCo LP (9)	—	Business Services	—	—	2,434	$1,003	$487
Go Dawgs Capital III, LP	—	Building Materials	—	—	675,325	675	1,297
(American Insulated Glass, LLC) (9)
Hancock Claims Consultants Investors, LLC (9)	—	Insurance	—	—	450,000	450	376
HV Watterson Holdings, LLC	—	Business Services	—	—	1,600,000	1,600	1,230
Icon Partners V C, L.P.	—	Business Services	—	—	1,118,318	1,118	1,111
Icon Partners V C, L.P. (7),(9)	—	Business Services	—	—	381,682	—	(2)
IHS Parent Holdngs, L.P.		Personal, Food and Miscellaneous Services			1,218,045	1,218	1,237
Imagine Topco, LP	—	Business Services	—	—	743,826	—	—
Infogroup Parent Holdings, Inc.	—	Other Media	—	—	181,495	2,040	3,004
(Data Axle, Inc.)
Ironclad Holdco, LLC	—	Environmental Services	—	—	4,566	450	573
(Applied Technical Services, LLC) (9)
ITC Infusion Co-invest, LP	—	Healthcare, Education and Childcare	—	—	162,445	1,624	1,189
ITC Rumba, LLC	—	Healthcare, Education and Childcare	—	—	375,675	8	4,216
(Cano Health, LLC) (9)
Kentucky Racing Holdco, LLC (Warrants)	—	Hotels, Motels, Inns and Gaming	—	—	161,252	—	1,433
Kinetic Purchaser, LLC	—	Consumer Products	—	—	1,308,814	1,309	1,977
KL Stockton Co-Invest LP	—	Personal, Food and Miscellaneous Services	—	—	382,353	382	1,087
(Any Hour Services) (9)
Lariat ecoserv Co-Invest Holdings, LLC (9)	—	Environmental Services	—	—	363,656	—	4
LEP Pequod Holdings, LP	—	Financial Services	—	—	864,865	865	865
Lightspeed Investment Holdco LLC	—	Healthcare, Education and Childcare	—	—	273,143	273	498
LJ Avalon, LP	—	Environmental Services	—	—	851,087	851	851
Lorient Peregrine Investments, LP	—	Business Services	—	—	335,590	4,530	4,452
Mars Intermidiate Holdings II, Inc. (9)	—	Media	—	—	414	—	195
MDI Aggregator, LP	—	Chemicals, Plastics and Rubber	—	—	30,993	3,103	3,184
Meadowlark Title, LLC (9)	—	Business Services	—	—	815,385	802	147
Municipal Emergency Services, Inc.	—	Distribution	—	—	3,920,145	3,984	3,399
NEPRT Parent Holdings, LLC	—	Consumer Products	—	—	1,299	1,259	64
(Recteq, LLC) (9)
North Haven Saints Equity Holdings, LP	—	Business Services	—	—	351,553	352	376
NXOF Holdings, Inc.	—	Aerospace and Defense	—	—	3,261	3	—
(Tyto Athene, LLC)
OceanSound Discovery Equity, LP	—	Aerospace and Defense	—	—	98,286	961	1,950
(Holdco Sands Intermediate, LLC) (9)
OHCP V BC COI, L.P.	—	Distribution	—	—	446,250	446	415
OHCP V BC COI, L.P. (7),(9)	—	Distribution	—	—	303,750	—	(21)
ORL Holdco, Inc.	—	Business Services	—	—	638	6	28
PennantPark-TSO Senior Loan Fund II, LP	—	Financial Services	—	—	12,500,409	12,500	11,990
Pink Lily Holdco, LLC (9)	—	Retail	—	—	1,044	1,044	401
Pragmatic Institute, LLC	—	Business Services	—	—	1,918,047	1,918	1,693
Quad (U.S.) Co-Invest, L.P.	—	Business Services	—	—	2,958,706	2,959	3,238
QuantiTech InvestCo LP (9)	—	Aerospace and Defense	—	—	712	68	362
QuantiTech InvestCo LP (7),(9)	—	Aerospace and Defense	—	—	955	—	—
QuantiTech InvestCo II LP (9)	—	Aerospace and Defense	—	—	40	24	25
RFMG Parent, LP	—	Healthcare, Education and Childcare	—	—	1,050,000	1,050	1,050
(Rancho Health MSO, Inc.)
SBI Holdings Investments LLC	—	Business Services	—	—	36,585	366	368
(Sales Benchmark Index LLC)
Seaway Topco, LP	—	Chemicals, Plastics and Rubber	—	—	2,981	2,981	2,840
Signature CR Intermediate Holdco, Inc.	—	Chemicals, Plastics and Rubber	—	—	80	80	528
SP L2 Holdings, LLC	—	Consumer Products	—	—	881,966	882	539
SSC Dominion Holdings, LLC	—	Electronics	—	—	1,500	1,500	2,041
Class A (US Dominion, Inc.)
SSC Dominion Holdings, LLC	—	Electronics	—	—	1,500	—	3,049
Class B (US Dominion, Inc.)
StellPen Holdings, LLC	—	Media	—	—	153,846	154	162
(CF512, Inc.)
TAC LifePort Holdings, LLC (9)	—	Aerospace and Defense	—	—	254,206	259	305
Tower Arch Infolinks Media, LP (9)	—	Media	—	—	533,903	513	1,061
Tower Arch Infolinks Media, LP (7), (9)	—	Media	—	—	361,541	—	—
TPC Holding Company, LP (8). (11)	—	Food	—	—	11,527	12	18
TWD Parent Holdings, LLC	—	Business Services	—	—	608	1	—
(The Vertex Companies, LLC)

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENT (Unaudited) - (Continued)

March 31, 2023

(In thousands, except share data)

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
UniVista Insurance (9)	—	Business Services	—	—	400	$374	$482
Urology Partners Co., L.P.	—	Healthcare, Education and Childcare	—	—	1,111,111	1,111	1,122
WCP Ivyrehab QP CF Feeder, LP	—	Healthcare, Education and Childcare	—	—	3,762,257	3,696	3,620
WCP Ivyrehab QP CF Feeder, LP - Unfunded (7)	—	Healthcare, Education and Childcare	—	—	237,743	—	(9)
Wildcat Parent, LP	—	Electronics	—	—	2,314	231	767
(Wildcat Buyerco, Inc.)
Total Common Equity/Partnership Interests/Warrants						97,124	113,870
Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies						876,705	879,572
Investments in Non-Controlled, Affiliated Portfolio Companies—10.5% of Net Assets (1), (2)
First Lien Secured Debt—1.9% of Net Assets
Walker Edison Furniture Company LLC	03/31/2027	Home and Office Furnishings	11.52%	3M L+675	6,263	6,263	6,263
Walker Edison Furniture Company, LLC - Unfunded Term Loan	03/31/2027	Home and Office Furnishings	—	—	833	—	—
Walker Edison Furniture Company LLC - Junior Revolver	03/31/2027	Home and Office Furnishings	11.02%	—	3,333	3,333	3,333
Total First Lien Secured Debt						9,596	9,596
Preferred Equity/Partnership Interests—6.8% of Net Assets(6)
Cascade Environmental Holdings, LLC (9)	—	Environmental Services	—	—	5,887,236	32,791	32,791
Cascade Environmental Holdings, LLC - Series B	—	Environmental Services	—	—	819	819	834
Total Preferred Equity/Partnership Interests						33,610	33,625
Common Equity/Partnership Interests/Warrants—1.7% of Net Assets (6)
Cascade Environmental Holdings, LLC	—	Environmental Services	—	—	7,444,347	2,852	—
JF Intermediate, LLC	—	Distribution	—	—	19,687	1,969	1,969
Walker Edison Furniture	—	Home and Office Furnishings	—	—	72,917	6,786	6,617
Total Common Equity/Partnership Interests/Warrants						11,607	8,586
Total Investments in Non-Controlled, Affiliated Portfolio Companies						54,813	51,807
Investments in Controlled, Affiliated Portfolio Companies—40.6% of Net Assets (1), (2)
First Lien Secured Debt—9.9% of Net Assets
AKW Holdings Limited (8), (10), (11)	03/15/2027	Healthcare, Education and Childcare	10.89%	3M L+700	£39,722	54,580	49,114
Total First Lien Secured Debt						54,580	49,114
Second Lien Secured Debt—0% of Net Assets
Mailsouth Inc.	04/23/2025	Printing and Publishing	—	—	13,847	12,382	—
Total Second Lien Secured Debt						12,382	—
Subordinated Debt—19.2% of Net Assets
PennantPark Senior Loan Fund, LLC (11)	07/31/2027	Financial Services	12.83%	3M L+800	95,351	95,351	95,351
Total Subordinated Debt						95,351	95,351
Common Equity—11.4% of Net Assets (6)
AKW Holdings Limited (8), (10), (11)	—	Healthcare, Education and Childcare	—	—	£950	132	3,293
MSpark, LLC	—	Printing and Publishing	—	—	51,151	16,516	—
PennantPark Senior Loan Fund, LLC	—	Financial Services	—	—	54,058,415	54,121	53,374
Total Common Equity						70,769	56,667
Total Investments in Controlled, Affiliated Portfolio Companies						233,082	201,132
Total Investments—228.5% of Net Assets						1,164,600	1,132,511
Cash and Cash Equivalents—12.7% of Net Assets
BlackRock Federal FD Institutional 30						46,497	46,497
BNY Mellon Cash Reserve and Cash						16,608	16,638
Total Cash and Cash Equivalents						63,105	63,135
Total Investments and Cash Equivalents—241.2% of Net Assets						$1,227,705	$1,195,646
Liabilities in Excess of Other Assets—(141.2%) of Net Assets							(699,931)
Net Assets—100.0%							$495,715
(1)
The provisions of the 1940 Act classify investments based on the level of control that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally presumed to be “non-controlled” when we own 25% or less of the portfolio company’s voting securities and “controlled” when we own more than 25% of the portfolio company’s voting securities (See Note 6).
(2)
The provisions of the 1940 Act classify investments further based on the level of ownership that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as “non-affiliated” when we own less than 5% of a portfolio company’s voting securities and “affiliated” when we own 5% or more of a portfolio company’s voting securities (See Note 6).
(3)
Valued based on our accounting policy (See Note 2).
(4)
Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable London Interbank Offered Rate, or LIBOR or “L,” the Euro Interbank Offered Rate, or EURIBOR or “E”, Secured Overnight Financing Rate or "SOFR", or Prime rate, or “P.” The spread may change based on the type of rate used. The terms in the Schedule of Investments disclose the actual interest rate in effect as of the reporting period. LIBOR loans are typically indexed to a 30-day, 90-day or 180-day LIBOR rate (1M L, 3M L, or 6M L, respectively), and EURIBOR loans are typically indexed to a 90-day EURIBOR rate (3M E), at the borrower’s option. All securities are subject to a LIBOR or Prime rate floor where a spread is provided, unless noted. The spread provided includes payment-in-kind, or PIK, interest and other fee rates, if any.
(5)
The security was not valued using significant unobservable inputs. The value of all other securities was determined using significant unobservable inputs (See Note 5).
(6)
Non-income producing securities.
(7)
Represents the purchase of a security with delayed settlement or a revolving line of credit that is currently an unfunded investment. This security does not earn a basis point spread above an index while it is unfunded.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENT (Unaudited) - (Continued)

March 31, 2023

(In thousands, except share data)

(8)
Non-U.S. company or principal place of business outside the United States.
(9)
Investment is held through our Taxable Subsidiary (See Note 1).
(10)
Par / Shares amount is denominated in British Pounds (£) as denoted.
(11)
The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets. As of March 31, 2023, qualifying assets represent 79% of the Company’s total assets and non-qualifying assets represent 21% of the Company’s total assets.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENT

SEPTEMBER 30, 2022

(In thousands, except share data)

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Investments in Non-Controlled, Non-Affiliated Portfolio Companies—159.2% of Net Assets (1), (2)
First Lien Secured Debt—100.5% of Net Assets
Ad.net Acquisition, LLC (Revolver) (7)	05/06/2026	Media	—	—	444	$—	$(3)
Altamira Technologies, LLC (Revolver)	07/24/2025	Aerospace and Defense	11.67%	3M L+800	50	50	48
Altamira Technologies, LLC (Revolver) (7)	07/24/2025	Aerospace and Defense	—	—	138	—	(5)
American Insulated Glass, LLC	12/21/2023	Building Materials	7.79%	3M L+550	3,329	3,310	3,329
Anteriad, LLC (f/k/a MeritDirect, LLC) (Revolver) (7)	05/23/2024	Media	—	—	1,612	—	—
Any Hour Services	07/21/2027	Personal, Food and Miscellaneous Services	8.15%	3M L+525	4,120	4,086	4,038
Any Hour Services (Revolver) (7)	07/21/2027	Personal, Food and Miscellaneous Services	—	—	1,147	—	(23)
Apex Service Partners, LLC	07/31/2025	Personal, Food and Miscellaneous Services	7.60%	1M L+550	1,331	1,331	1,324
Apex Service Partners, LLC Term Loan C	07/31/2025	Personal, Food and Miscellaneous Services	9.08%	1M L+550	1,893	1,873	1,883
Apex Service Partners, LLC (Revolver)	07/31/2025	Personal, Food and Miscellaneous Services	6.72%	3M L+525	62	62	62
Apex Service Partners, LLC (Revolver) (7)	07/31/2025	Personal, Food and Miscellaneous Services	—	—	870	—	(4)
Applied Technical Services, LLC	12/29/2026	Environmental Services	7.59%	3M L+575	1,402	1,388	1,367
Applied Technical Services, LLC (7)	04/21/2023	Environmental Services	—	—	1,595	—	(22)
Applied Technical Services, LLC (Revolver)	12/29/2026	Environmental Services	10.25%	3M P+475	200	200	195
Applied Technical Services, LLC (Revolver) (7)	12/29/2026	Environmental Services	—	—	800	—	(20)
Arcfield Acquisition Corp. (Revolver) (7)	03/07/2028	Aerospace and Defense	—	—	2,263	—	(45)
Berwick Industrial Park	04/28/2023	Buildings and Real Estate	11.00%	—	4,000	3,953	3,934
Beta Plus Technologies, Inc.	07/01/2029	Business Services	7.56%	SOFR+525	5,000	4,904	4,900
Blackhawk Industrial Distribution, Inc.	09/17/2024	Distribution	8.69%	3M L+500	1,175	1,160	1,149
Blackhawk Industrial Distribution, Inc.(7)	09/17/2024	Distribution	—	—	4,043	—	(51)
Blackhawk Industrial Distribution, Inc. (Revolver)	09/17/2024	Distribution	8.69%	3M L+500	686	686	667
Blackhawk Industrial Distribution, Inc. (Revolver) (7)	09/17/2024	Distribution	—	—	2,746	—	(77)
Broder Bros., Co.	12/02/2022	Consumer Products	7.39%	3M L+600	10,096	10,096	10,096
Cartessa Aesthetics, LLC	05/13/2028	Distribution	9.55%	1M L+600	39,401	38,644	38,810
Cartessa Aesthetics, LLC - (Revolver)	05/13/2028	Distribution	9.55%	1M L+600	1,265	1,265	1,246
Cartessa Aesthetics, LLC - (Revolver) (7)	05/13/2028	Distribution	—	—	2,297	—	(34)
CF512, Inc.	08/20/2026	Media	9.30%	3M L+600	6,720	6,630	6,619
CF512, Inc.(Revolver) (7)	08/20/2026	Media	—	—	909	—	(14)
Compex Legal Services, Inc.	02/09/2026	Business Services	7.48%	3M L+525	853	843	853
Compex Legal Services, Inc. (Revolver)	02/07/2025	Business Services	8.92%	3M L+525	361	361	361
Compex Legal Services, Inc. (Revolver) (7)	02/07/2025	Business Services	—	—	295	—	—
Connatix Buyer, Inc. (7)	01/13/2023	Media	—	—	3,158	—	(47)
Connatix Buyer, Inc. (Revolver) (7)	07/13/2027	Media	—	—	1,859	—	(46)
Crane 1 Services, Inc.	08/16/2027	Personal, Food and Miscellaneous Services	8.40%	3M L+575	2,606	2,577	2,580
Crane 1 Services, Inc. (Revolver)	08/16/2027	Personal, Food and Miscellaneous Services	8.87%	1M L+575	194	194	192
Crane 1 Services, Inc. (Revolver) (7)	08/16/2027	Personal, Food and Miscellaneous Services	—	—	97	—	(1)
DermaRite Industries LLC	06/30/2023	Manufacturing / Basic Industries	10.67%	1M L+700	8,755	8,734	7,030
Dr. Squatch, LLC	08/31/2027	Personal and Non-Durable Consumer Products	9.17%	3M L+600	12,930	12,742	12,736
Dr. Squatch, LLC (7)	08/27/2026	Personal and Non-Durable Consumer Products	—	—	2,000	—	(10)
Dr. Squatch, LLC (Revolver)	08/31/2027	Personal and Non-Durable Consumer Products	8.95%	1M L+600	775	775	764
Dr. Squatch, LLC (Revolver) (7)	08/31/2027	Personal and Non-Durable Consumer Products	—	—	1,551	—	(23)
DRS Holdings III, Inc. (Revolver) (7)	11/03/2025	Consumer Products	—	—	1,783	—	(57)
ECL Entertainment, LLC	05/01/2028	Hotels, Motels, Inns and Gaming	10.62%	1M L+750	19,156	19,019	18,869
ECM Industries, LLC (Revolver)	12/23/2025	Electronics	7.93%	3M L+475	291	291	277
ECM Industries, LLC (Revolver) (7)	12/23/2025	Electronics	—	—	226	—	(11)
Exigo Intermediate II, LLC	03/15/2027	Business Services	8.87%	3M L+575	24,875	24,532	24,315
Exigo Intermediate II, LLC (7)	03/15/2024	Business Services	—	—	7,424	—	(111)
Exigo Intermediate II, LLC (Revolver)	03/15/2027	Business Services	8.87%	3M L+575	371	371	363
Exigo Intermediate II, LLC (Revolver) (7)	03/15/2027	Business Services	—	—	1,485	—	(33)
Fairbanks Morse Defense	06/17/2028	Aerospace and Defense	7.00%	3M L+475	738	735	682
Gantech Acquisition Corp.	05/14/2026	Business Services	9.37%	1M L+625	16,809	16,548	16,305
Gantech Acquisition Corp. (Revolver)	05/14/2026	Business Services	9.37%	1M L+625	132	133	129
Gantech Acquisition Corp. (Revolver) (7)	05/14/2026	Business Services	—	—	1,858	—	(56)
Graffiti Buyer, Inc. (7)	08/10/2023	Distribution	—	—	892	—	(20)
Graffiti Buyer, Inc. (Revolver)	08/10/2027	Distribution	9.16%	3M L+575	372	372	357
Graffiti Buyer, Inc. (Revolver) (7)	08/10/2027	Distribution	—	—	397	—	(16)
Hancock Roofing and Construction L.L.C. (7)	12/31/2022	Insurance	—	—	400	—	(6)
Hancock Roofing and Construction L.L.C.	12/31/2026	Insurance	7.82%	1M L+500	270	270	266
Hancock Roofing and Construction L.L.C. (Revolver) (7)	12/31/2026	Insurance	—	—	480	—	(7)
Holdco Sands Intermediate, LLC	11/23/2028	Aerospace and Defense	10.17%	3M L+600	1,918	1,883	1,879
Holdco Sands Intermediate, LLC (Revolver) (7)	11/23/2027	Aerospace and Defense	—	—	3,941	—	(79)

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENT - (Continued)

SEPTEMBER 30, 2022

(In thousands, except share data)

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
HV Watterson Holdings, LLC	12/17/2026	Business Services	9.67%	1M L+600	281	$279	$271
HV Watterson Holdings, LLC (7)	12/17/2026	Business Services	—	—	2,219	—	(61)
HV Watterson Holdings, LLC - (Revolver)	12/17/2026	Business Services	9.63%	3M L+600	200	200	193
HV Watterson Holdings, LLC - (Revolver)(7)	12/17/2026	Business Services	—	—	1,050	—	(37)
HW Holdco, LLC	12/10/2024	Media	6.00%	3M L+500	10,188	10,077	10,061
HW Holdco, LLC (7)	12/10/2024	Media	—	—	3,049	—	(8)
HW Holdco, LLC (Revolver) (7)	12/10/2024	Media	—	—	3,387	—	(42)
Icon Partners III, LP	05/11/2028	Auto Sector	7.55%	3M L+475	995	834	727
IDC Infusion Services, Inc.	12/30/2026	Healthcare, Education and Childcare	10.70%	3M L+600	3,685	3,576	3,574
IDC Infusion Services, Inc. (Revolver) (7)	12/30/2026	Healthcare, Education and Childcare	—	—	4,167	—	(187)
IG Investments Holdings, LLC (Revolver) (7)	09/22/2027	Business Services	—	—	477	—	(5)
Imagine Acquisitionco, LLC (7)	11/15/2027	Business Services	—	—	2,341	—	(35)
Imagine Acquisitionco, LLC (Revolver) (7)	11/15/2027	Business Services	—	—	1,685	—	(42)
Inception Fertility Ventures, LLC	12/07/2023	Healthcare, Education and Childcare	10.18%	3M L+715	20,506	20,239	20,301
Infolinks Media Buyco, LLC (7)	11/01/2023	Media	—	—	2,372	—	24
Integrity Marketing Acquisition, LLC	08/27/2025	Insurance	7.83%	3M L+550	9,930	9,876	9,831
ITI Holdings, Inc.	03/03/2028	Business Services	8.67%	3M L+550	8,927	8,784	8,749
ITI Holdings, Inc. (Revolver)	03/03/2028	Business Services	8.25%	3M L+550	298	298	292
ITI Holdings, Inc. (Revolver) (7)	03/03/2028	Business Services	—	—	1,192	—	(24)
K2 Pure Solutions NoCal, L.P.	12/20/2023	Chemicals, Plastics and Rubber	11.12%	1M L+800	11,678	11,629	11,678
K2 Pure Solutions NoCal, L.P. (Revolver) (7)	12/20/2023	Chemicals, Plastics and Rubber	—	—	1,938	—	—
Kinetic Purchaser, LLC	11/10/2027	Consumer Products	9.67%	3M L+600	24,341	23,807	23,855
Kinetic Purchaser, LLC (Revolver)	11/10/2026	Consumer Products	9.67%	3M L+600	4,854	4,854	4,757
Lash OpCo, LLC	02/18/2027	Consumer Products	11.78%	1M L+700	2,828	2,774	2,771
Lash OpCo, LLC (Revolver)	08/16/2026	Consumer Products	9.38%	1M L+700	568	568	556
Lash OpCo, LLC (Revolver) (7)	08/16/2026	Consumer Products	—	—	1,252	—	(25)
LAV Gear Holdings, Inc.	10/31/2024	Leisure, Amusement, Motion Pictures, Entertainment	9.95%	1M L+750	2,061	2,036	2,013
			(PIK 5.50%)
Ledge Lounger, Inc.	11/09/2026	Consumer Products	9.92%	3M L+625	9,177	9,021	9,040
Ledge Lounger, Inc. (Revolver) (7)	11/09/2026	Consumer Products	—	—	1,933	—	(29)
Lightspeed Buyer Inc.	02/03/2026	Healthcare, Education and Childcare	8.87%	1M L+575	2,220	2,205	2,148
Lightspeed Buyer Inc. (Revolver)	02/03/2026	Healthcare, Education and Childcare	8.87%	1M L+575	505	505	489
Lightspeed Buyer Inc. (Revolver) (7)	02/03/2026	Healthcare, Education and Childcare	—	—	661	—	(21)
Limerick Town Cener, LLC	09/27/2023	Real Estate	12.50%	—	3,000	2,970	2,970
LSF9 Atlantis Holdings, LLC	03/31/2029	Retail	9.37%	SOFR+725	6,000	5,772	5,685
Mars Acquisition Holdings Corp. (Revolver)(7)	05/14/2026	Media	—	—	806	—	(4)
MBS Holdings, Inc. (Revolver) (7)	04/16/2027	Telecommunications	—	—	694	—	(7)
MDI Buyer, Inc.	07/25/2028	Chemicals, Plastics and Rubber	8.98%	3M L+600	14,400	14,117	14,112
MDI Buyer, Inc. Term Loan (7)	07/25/2028	Chemicals, Plastics and Rubber	—	—	5,196	—	(52)
MDI Buyer, Inc. (Revolver) (7)	07/25/2028	Chemicals, Plastics and Rubber	—	—	2,227	—	(22)
Meadowlark Acquirer, LLC	12/10/2027	Business Services	9.17%	3M L+550	1,320	1,307	1,307
Meadowlark Acquirer, LLC Term Loan I (7)	12/10/2027	Business Services	—	—	1,676	—	—
Meadowlark Acquirer, LLC Term Loan II (7)	12/10/2027	Business Services	—	—	8,922	—	—
Meadowlark Acquirer, LLC (Revolver) (7)	12/10/2027	Business Services	—	—	1,685	—	(17)
Municipal Emergency Services, Inc.	09/28/2027	Distribution	8.67%	3M L+500	703	697	663
Municipal Emergency Services, Inc. (7)	09/28/2027	Distribution	—	—	1,175	—	(56)
Municipal Emergency Services, Inc. (Revolver)	09/28/2027	Distribution	7.25%	3M L+500	282	282	266
Municipal Emergency Services, Inc. (Revolver) (7)	09/28/2027	Distribution	—	—	1,598	—	(93)
NBH Group LLC (Revolver) (7)	08/19/2026	Healthcare, Education and Childcare	—	—	1,163	—	—
Neptune Flood Incorporated	10/14/2026	Financial Services	7.10%	1M L+525	4,379	4,352	4,423
OIS Management Services, LLC (Revolver) (7)	07/09/2026	Healthcare, Education and Childcare	—	—	333	—	—
One Stop Mailing, LLC	05/07/2027	Cargo Transport	8.77%	3M L+625	7,008	6,889	6,798
ORL Acquisition, Inc.	09/03/2027	Business Services	8.92%	3M L+525	4,454	4,378	4,454
ORL Acquisition, Inc. (Revolver) (7)	09/03/2027	Business Services	—	—	597	—	—
Ox Two, LLC	05/18/2026	Building Materials	9.81%	1M L+700	15,391	15,189	15,083
Ox Two, LLC (Revolver)	05/18/2026	Building Materials	9.81%	3M L+700	1,774	1,774	1,739
Ox Two, LLC (Revolver) (7)	05/18/2026	Building Materials	—	—	645	—	(13)
PL Acquisitionco, LLC (Revolver) (7)	11/09/2027	Retail	—	—	3,236	—	(81)
PRA Events, Inc.	08/07/2025	Business Services	14.17%	3M L+1,050	24,907	21,694	24,907
			(PIK 10.5%)
PRA Events, Inc. (Revolver) (7)	08/07/2025	Business Services	—	3M L+1,050	2,000	—	—
Pragmatic Institute, LLC	07/06/2028	Business Services	9.30%	3M L+575	35,340	34,826	34,987
Pragmatic Institute, LLC Term Loan (7)	07/06/2028	Business Services	—	—	7,193	—	—
Pragmatic Institute, LL (Revolver)	07/06/2028	Business Services	9.30%	3M L+575	959	959	949
Pragmatic Institute, LL (Revolver) (7)	07/06/2028	Business Services	—	—	3,836	—	(38)
Quantic Electronics, LLC	11/19/2026	Aerospace and Defense	8.00%	1M L+625	679	673	666
Quantic Electronics, LLC (Revolver)	11/19/2026	Aerospace and Defense	9.51%	3M L+600	211	211	207
Quantic Electronics, LLC (Revolver) (7)	11/19/2026	Aerospace and Defense	—	—	317	—	(6)
Questex, LLC	09/09/2024	Media	7.45%	3M L+500	21,600	21,436	21,168
Questex, LLC (Revolver) (7)	09/09/2024	Media	—	—	3,590	—	(72)
Radius Aerospace, Inc. (Revolver)	03/31/2025	Aerospace and Defense	8.28%	3M L+575	891	891	877
Radius Aerospace, Inc. (Revolver) (7)	03/31/2025	Aerospace and Defense	—	—	1,336	—	(20)
Rancho Health MSO, Inc. (7)	12/18/2025	Healthcare, Education and Childcare	—	—	1,050	—	—
Rancho Health MSO, Inc. (Revolver) (7)	12/18/2025	Healthcare, Education and Childcare	—	—	525	—	—
Reception Purchaser, LLC	02/28/2028	Transportation	9.13%	SOFR+600	5,970	5,885	5,701
Recteq, LLC (Revolver)	01/29/2026	Consumer Products	9.92%	1M L+600	313	313	302
Recteq, LLC (Revolver) (7)	01/29/2026	Consumer Products	—	—	814	—	(28)

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENT (Unaudited) - (Continued)

SEPTEMBER 30, 2022

(In thousands, except share data)

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
Research Now Group, Inc. and Dynata, LLC	12/20/2024	Business Services	8.84%	3M L+550	126	$126	$113
Riverpoint Medical, LLC (Revolver) (7)	06/20/2025	Healthcare, Education and Childcare	—	—	364	—	(9)
Riverside Assessments, LLC	03/10/2025	Education	8.97%	3M L+625	12,906	12,705	12,648
Sales Benchmark Index LLC (Revolver) (7)	01/03/2025	Business Services	—	—	732	—	(7)
Sargent & Greenleaf Inc. (Revolver)	12/20/2024	Electronics	8.28%	3M L+550	593	593	587
Sargent & Greenleaf Inc. (Revolver) (7)	12/20/2024	Electronics	—	—	5	-	-
Schlesinger Global, Inc.	07/14/2025	Business Services	11.11%	3M L+700	4,689	4,636	4,571
Schlesinger Global, Inc. (Revolver)	07/14/2025	Business Services	9.09%	3M L+600	30	30	30
			(PIK 0.5%)
Schlesinger Global, Inc. (Revolver)(7)	07/14/2025	Business Services	—	—	8	—	—
Seaway Buyer, LLC	06/13/2029	Chemicals, Plastics and Rubber	9.70%	1M L+575	4,800	4,730	4,728
Seaway Buyer, LLC (Revolver)(7)	06/13/2029	Chemicals, Plastics and Rubber	—	—	3,126	—	(47)
Shiftkey, LLC	06/21/2027	Business Services	9.56%	1M L+575	17,955	17,784	17,722
Sigma Defense Systems, LLC	12/18/2025	Telecommunications	12.17%	1M L+850	31,680	31,004	31,047
Sigma Defense Systems, LLC (Revolver)	12/18/2025	Telecommunications	12.17%	1M L+850	1,131	1,131	1,108
Sigma Defense Systems, LLC (Revolver) (7)	12/18/2025	Telecommunications	—	—	1,845	—	(37)
Signature Systems Holding Company (Revolver) (7)	05/03/2024	Chemicals, Plastics and Rubber	—	—	2,016	—	(15)
Solutionreach, Inc. (Revolver) (7)	01/17/2024	Communications	—	—	1,665	—	(40)
Spear Education, LLC	02/26/2025	Education	9.42%	3M L+575	12,018	11,947	12,018
Spendmend Holdings LLC	03/01/2028	Business Services	8.63%	1M L+575	9,705	9,581	9,433
Spendmend Holdings LLC (7)	03/01/2023	Business Services	—	—	2,784	—	(57)
Spendmend Holdings LLC - Funded Revolver	03/01/2028	Business Services	8.63%	3M L+575	187	187	182
Spendmend Holdings LLC - Unfunded Revolver (7)	03/01/2028	Business Services	—	—	1,215	—	(34)
System Planning and Analysis, Inc. - (Revolver) (7) (f/k/a Management Consulting & Research, LLC)	08/16/2027	Aerospace and Defense	—	—	2,925	—	(47)
The Bluebird Group LLC	07/27/2026	Business Services	10.67%	3M L+700	4,884	4,796	4,933
The Bluebird Group LLC (Revolver) (7)	07/27/2026	Business Services	—	—	734	—	7
The Vertex Companies, LLC	08/30/2027	Business Services	8.18%	3M L+550	1,754	1,737	1,745
The Vertex Companies, LLC (7)	08/30/2027	Business Services	—	—	466	—	2
The Vertex Companies, LLC (Revolver)	08/30/2027	Business Services	8.26%	3M L+550	148	148	147
The Vertex Companies, LLC (Revolver) (7)	08/30/2027	Business Services	—	—	592	—	(3)
TVC Enterprises, LLC	03/26/2026	Transportation	8.87%	1M L+600	12,864	12,626	12,543
TVC Enterprises, LLC (Revolver) (7)	03/26/2026	Transportation	—	—	1,370	—	(34)
TWS Acquisition Corporation	06/16/2025	Education	8.76%	1M L+625	1,143	1,143	1,137
TWS Acquisition Corporation (Revolver) (7)	06/16/2025	Education	—	—	1,644	—	(8)
Tyto Athene, LLC (Revolver) (7)	04/01/2026	Aerospace and Defense	—	—	364	—	(26)
Unique Indoor Comfort, LLC	05/24/2027	Home and Office Furnishings	8.95%	1M L+525	27,233	26,904	26,634
Unique Indoor Comfort, LLC (7)	05/24/2027	Home and Office Furnishings	—	—	16,140	—	(194)
Unique Indoor Comfort, LLC (Revolver) (7)	05/24/2027	Home and Office Furnishings	—	—	3,000	—	(66)
Walker Edison Furniture Company LLC	03/31/2027	Home and Office Furnishings	12.42%	3M L+875	25,368	24,881	16,946
Wildcat Buyerco, Inc.	02/27/2026	Electronics	9.09%	3M L+575	3,831	3,771	3,716
Wildcat Buyerco, Inc. (Revolver) (7)	02/27/2026	Electronics	—	—	574	—	(41)
Zips Car Wash, LLC	03/01/2024	Auto Sector	10.13%	3M L+725	2,627	2,608	2,562
Total First Lien Secured Debt						599,263	588,267
Second Lien Secured Debt—22.2% of Net Assets
Atlas Purchaser, Inc	05/07/2029	Telecommunications	11.19%	3M L+900	17,000	16,551	14,909
Best Practice Associates LLC	06/29/2027	Aerospace and Defense	12.67%	3M L+900	17,825	17,506	17,290
Burgess Point Purchaser Corporation	07/28/2030	Auto Sector	12.16%	3M L+900	8,000	7,752	7,680
Data Axle, Inc.	04/03/2024	Other Media	12.92%	3M L+925	20,400	20,288	20,196
ENC Parent Corporation	08/19/2029	Business Services	11.17%	3M L+750	7,500	7,432	7,125
Halo Buyer, Inc.	07/06/2026	Consumer Products	11.37%	1M L+825	32,500	32,164	31,769
Inventus Power, Inc.	09/29/2024	Electronics	12.17%	3M L+850	16,593	16,387	16,344
QuantiTech LLC	02/04/2027	Aerospace and Defense	12.68%	3M L+1,000	150	148	148
VT Topco, Inc.	08/17/2026	Business Services	9.87%	3M L+675	15,000	14,932	14,475
Total Second Lien Secured Debt						133,160	129,936
Subordinated Debt/Corporate Notes—9.1% of Net Assets
Express Wash Acquisition Company, LLC	01/15/2029	Auto Sector	15.31%	3M L+1,150	21,000	20,278	20,359
Flock Financial, LLC	05/26/2027	Financial Services	12.50%	—	34,000	33,190	32,895
Total Subordinated Debt/Corporate Notes						53,468	53,254
Preferred Equity/Partnership Interests—1.3% of Net Assets (6)
Ad.net Holdings, Inc. (9)	—	Media	—	—	2,400	240	267
AH Newco Equityholdings, LLC	—	Healthcare, Education and Childcare	6.00%	—	211	500	2,127
Anteriad Holdings, LP (f/k/a MeritDirect Holdings, LP) (9)	—	Media	—	—	1,135	1,135	1,427
Imagine Topco, LP	—	Business Services	8.00%	—	743,826	744	704
Mars Intermediate Holdings II, Inc (9)	—	Media	—	—	414	414	484
NXOF Holdings, Inc. (Tyto Athene, LLC)	—	Aerospace and Defense	—	—	160	160	227
ORL Holdco, Inc.	—	Business Services	—	—	575	57	62
Signature CR Intermediate Holdco, Inc.	—	Chemicals, Plastics and Rubber	12.00%	—	1,527	1,527	1,932
TPC Holding Company, LP (8),(11)	—	Food	—	—	219	219	62
TWD Parent Holdings, LLC	—	Business Services	—	—	30	30	33
(The Vertex Companies, LLC)
Total Preferred Equity/Partnership Interests						5,026	7,325
Common Equity/Partnership Interests/Warrants—26.2% of Net Assets (6)
Ad.net Holdings, Inc. (9)	—	Media	—	—	2,667	27	35
Affinion Group Holdings, Inc. (Warrants)	04/10/2024	Consumer Products	—	—	77,190	2,126	—
AG Investco LP (9)	—	Business Services	—	—	805,164	805	1,127
AG Investco LP (7), (9)	—	Business Services	—	—	194,836	—	—
Altamira Intermediate Company II, Inc.	—	Aerospace and Defense	—	—	125,000	125	79

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENT (Unaudited) - (Continued)

SEPTEMBER 30, 2022

(In thousands, except share data)

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
AMCSI Crash Co-Invest, LP	—	Auto Sector	—	—	2,419,200	$2,419	$2,470
AMCSI Crash Co-Invest, LP (7)	—	Auto Sector	—	—	580,800	—	—
Anteriad Holdings, LP (f/k/a MeritDirect Holdings, LP) (9)	—	Media	—	—	1,135	—	270
Athletico Holdings, LLC	—	Healthcare, Education and Childcare	—	—	9,357	10,000	9,516
Atlas Investment Aggregator, LLC (9)	—	Telecommunications	—	—	1,700,000	1,700	1,219
Burgess Point Holdings, LP	—	Auto Sector	—	—	680	680	690
Cartessa Aesthetics, LLC	—	Distribution	—	—	3,562,500	3,563	3,716
CI (Allied) Investment Holdings, LLC	—	Business Services	—	—	120,962	1,243	1,651
(PRA Events, Inc.) (9)
Connatix Parent, LLC	—	Media	—	—	57,416	632	689
Cowboy Parent LLC	—	Distribution	—	—	26,360	2,782	4,011
(Blackhawk Industrial Distribution, Inc.)
Crane 1 Acquisition Parent Holdings, L.P.	—	Personal, Food and Miscellaneous Services	—	—	113	104	122
Delta InvestCo LP	—	Telecommunications	—	—	698,889	684	1,425
(Sigma Defense Systems, LLC) (9)
Delta InvestCo LP (7)	—	Telecommunications	—	—	442,155	—	—
(Sigma Defense Systems, LLC) (7), (9)
ECM Investors, LLC (9)	—	Electronics	—	—	167,537	37	358
eCommission Holding Corporation (11)	—	Financial Services	—	—	80	1,005	1,391
Exigo, LLC (9)	—	Business Services	—	—	1,458,333	1,458	1,288
Express Wash Topco, LLC	—	Auto Sector	—	—	658,000	3,290	3,369
FedHC InvestCo LP (9)	—	Aerospace and Defense	—	—	14,186	478	1,441
FedHC InvestCo LP (7),(9)	—	Aerospace and Defense	—	—	6,384	—	—
FedHC InvestCo II LP (9)	—	Aerospace and Defense			20,357	2,290	2,253
Gauge Lash Coinvest LLC	—	Consumer Products	—	—	889,376	137	4,208
Gauge Schlesinger Coinvest, LLC	—	Business Services	—	—	9	9	10
Gauge TVC Coinvest, LLC	—	Transportation	—	—	810,645	—	3,229
(TVC Enterprises, LLC)
GCOM InvestCo LP (9)	—	Business Services	—	—	2,434	1,003	587
Go Dawgs Capital III, LP	—	Building Materials	—	—	675,325	675	783
(American Insulated Glass, LLC) (9)
Green Veracity Holdings, LP - Class A	—	Business Services	—	—	15,000	1,500	5,700
(VT Topco, Inc.)
Hancock Claims Consultants Investors, LLC (9)	—	Insurance	—	—	450,000	450	477
HV Watterson Holdings, LLC	—	Business Services	—	—	1,600,000	1,600	1,387
Icon Partners V C, L.P.	—	Business Services	—	—	1,111,111	1,111	1,194
Icon Partners V C, L.P. (7),(9)	—	Business Services	—	—	388,889	—	—
Imagine Topco, LP	—	Business Services	—	—	743,826	—	—
Infogroup Parent Holdings, Inc.	—	Other Media	—	—	181,495	2,040	3,270
(Data Axle, Inc.)
Ironclad Holdco, LLC	—	Environmental Services	—	—	4,566	450	592
(Applied Technical Services, LLC) (9)
ITC Infusion Co-invest, LP	—	Healthcare, Education and Childcare	—	—	113,839	1,138	1,199
ITC Rumba, LLC	—	Healthcare, Education and Childcare	—	—	375,675	8	42,031
(Cano Health, LLC) (9)
JWC-WE Holdings, L.P.	—	Home and Office Furnishings	—	—	2,688	783	—
(Walker Edison Furniture Company LLC) (9)
Kentucky Racing Holdco, LLC (Warrants)	—	Hotels, Motels, Inns and Gaming	—	—	161,252	—	1,774
Kinetic Purchaser, LLC	—	Consumer Products	—	—	1,308,814	1,309	1,854
KL Stockton Co-Invest LP	—	Personal, Food and Miscellaneous Services	—	—	382,353	382	643
(Any Hour Services) (9)
Lariat ecoserv Co-Invest Holdings, LLC (9)	—	Environmental Services	—	—	363,656	180	1,376
Lightspeed Investment Holdco LLC	—	Healthcare, Education and Childcare	—	—	273,143	273	373
Mars Intermidiate Holdings II, Inc. (9)	—	Media	—	—	414	—	126
MDI Aggregator, LP	—	Chemicals, Plastics and Rubber	—	—	1,925,990	1,930	1,926
Meadowlark Title, LLC (9)	—	Business Services	—	—	815,385	815	897
Municipal Emergency Services, Inc.	—	Distribution	—	—	3,920,145	3,984	2,990
NEPRT Parent Holdings, LLC	—	Consumer Products	—	—	1,299	1,261	243
(Recteq, LLC) (9)
North Haven Saints Equity Holdings, LP	—	Business Services	—	—	351,553	352	373
NXOF Holdings, Inc.	—	Aerospace and Defense	—	—	3,261	3	68
(Tyto Athene, LLC)
OceanSound Discovery Equity, LP	—	Aerospace and Defense	—	—	98,286	979	1,651
(Holdco Sands Intermediate, LLC) (9)
OHCP V BC COI, L.P.	—	Distribution	—	—	446,250	446	382
OHCP V BC COI, L.P. (7),(9)	—	Distribution	—	—	303,750	—	(44)
Oral Surgery (ITC) Holdings, LLC (9)	—	Healthcare, Education and Childcare	—	—	2,904	63	173
ORL Holdco, Inc.	—	Business Services	—	—	638	6	113
PennantPark-TSO Senior Loan Fund II, LP	—	Financial Services	—	—	15,038,871	15,039	15,571
Pink Lily Holdco, LLC (9)	—	Retail	—	—	1,044	1,044	550
Pragmatic Institute, LLC	—	Business Services	—	—	1,918,047	1,918	1,918
QuantiTech InvestCo LP (9)	—	Aerospace and Defense	—	—	712	68	352
QuantiTech InvestCo LP (7),(9)	—	Aerospace and Defense	—	—	955	—	—
QuantiTech InvestCo II LP (9)	—	Aerospace and Defense	—	—	40	25	24
RFMG Parent, LP	—	Healthcare, Education and Childcare	—	—	1,050,000	1,050	1,090
(Rancho Health MSO, Inc.)
SBI Holdings Investments LLC	—	Business Services	—	—	36,585	366	359
(Sales Benchmark Index LLC)
Seaway Topco, LP	—	Chemicals, Plastics and Rubber	—	—	2,981	2,981	2,981
Signature CR Intermediate Holdco, Inc.	—	Chemicals, Plastics and Rubber	—	—	80	80	—
SP L2 Holdings, LLC	—	Consumer Products	—	—	881,966	882	913

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENT (Unaudited) - (Continued)

SEPTEMBER 30, 2022

(In thousands, except share data)

Issuer Name	Maturity / Expiration	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par / Shares	Cost	Fair Value (3)
SSC Dominion Holdings, LLC	—	Electronics	—	—	1,500	$1,500	$2,041
Class A (US Dominion, Inc.)
SSC Dominion Holdings, LLC	—	Electronics	—	—	1,500	—	4,389
Class B (US Dominion, Inc.)
StellPen Holdings, LLC	—	Media	—	—	153,846	154	152
(CF512, Inc.)
TAC LifePort Holdings, LLC (9)	—	Aerospace and Defense	—	—	232,558	233	296
Tower Arch Infolinks Media, LP (9)	—	Media	—	—	531,293	511	896
Tower Arch Infolinks Media, LP (7), (9)	—	Media	—	—	364,151	—	—
TPC Holding Company, LP (8). (11)	—	Food	—	—	11,527	12	—
TWD Parent Holdings, LLC	—	Business Services	—	—	608	1	—
(The Vertex Companies, LLC)
U.S. Well Services, Inc. - Class A (5), (11)	—	Oil and Gas	—	—	60,057	3,022	304
UniVista Insurance (9)	—	Business Services	—	—	400	382	454
WCP Ivyrehab QP CF Feeder, LP	—	Healthcare, Education and Childcare	—	—	3,762,257	3,762	3,762
WCP Ivyrehab QP CF Feeder, LP - Unfunded (7)	—	Healthcare, Education and Childcare	—	—	237,743	—	—
Wildcat Parent, LP	—	Electronics	—	—	2,314	231	616
(Wildcat Buyerco, Inc.)
Total Common Equity/Partnership Interests/Warrants						91,596	153,373
Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies						882,513	932,155
Investments in Non-Controlled, Affiliated Portfolio Companies—5.9% of Net Assets (1), (2)
Preferred Equity/Partnership Interests—5.6% of Net Assets(6)
Cascade Environmental Holdings, LLC (9)	—	Environmental Services	—	—	5,887,236	32,791	32,791
Total Preferred Equity/Partnership Interests						32,791	32,791
Common Equity/Partnership Interests/Warrants—0.3% of Net Assets (6)
Cascade Environmental Holdings, LLC	—	Environmental Services	—	—	7,444,347	2,852	—
JF Intermediate, LLC	—	Distribution	—	—	19,687	1,969	1,969
Total Common Equity/Partnership Interests/Warrants						4,821	1,969
Total Investments in Non-Controlled, Affiliated Portfolio Companies						37,612	34,760
Investments in Controlled, Affiliated Portfolio Companies—44.3% of Net Assets (1), (2)
First Lien Secured Debt—7.3% of Net Assets
AKW Holdings Limited (8), (10), (11)	03/13/2024	Healthcare, Education and Childcare	8.67%	3M L+700	£38,250	52,792	42,698
Total First Lien Secured Debt						52,792	42,698
Second Lien Secured Debt—0% of Net Assets
Mailsouth Inc.	04/23/2025	Printing and Publishing	—	—	12,846	12,383	—
Total Second Lien Secured Debt						12,383	—
Subordinated Debt—15.0% of Net Assets
PennantPark Senior Loan Fund, LLC (11)	07/31/2027	Financial Services	10.79%	3M L+800	88,011	88,011	88,011
Total Subordinated Debt						88,011	88,011
Common Equity—22.0% of Net Assets (6)
AKW Holdings Limited (8), (10), (11)	—	Healthcare, Education and Childcare	—	—	£950	132	3,297
MSpark, LLC	—	Printing and Publishing	—	—	51,151	16,516	—
PennantPark Senior Loan Fund, LLC	—	Financial Services	—	—	49,298,789	49,362	51,098
RAM Energy Holdings LLC (9)	—	Energy and Utilities	—	—	180,805	162,708	74,282
Total Common Equity						228,718	128,677
Total Investments in Controlled, Affiliated Portfolio Companies						381,904	259,386
Total Investments—209.4% of Net Assets						1,302,029	1,226,301
Cash and Cash Equivalents—9.0% of Net Assets
BlackRock Federal FD Institutional 30						39,122	39,122
BNY Mellon Cash Reserve and Cash						13,722	13,544
Total Cash and Cash Equivalents						52,844	52,666
Total Investments and Cash Equivalents—218.4% of Net Assets						$1,354,873	$1,278,967
Liabilities in Excess of Other Assets—(118.4%) of Net Assets							(693,402)
Net Assets—100.0%							$585,565
(1)
The provisions of the 1940 Act classify investments based on the level of control that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally presumed to be “non-controlled” when we own 25% or less of the portfolio company’s voting securities and “controlled” when we own more than 25% of the portfolio company’s voting securities.
(2)
The provisions of the 1940 Act classify investments further based on the level of ownership that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as “non-affiliated” when we own less than 5% of a portfolio company’s voting securities and “affiliated” when we own 5% or more of a portfolio company’s voting securities (See Note 6).
(3)
Valued based on our accounting policy (See Note 2).
(4)
Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable London Interbank Offered Rate, or LIBOR or “L,” the Euro Interbank Offered Rate, or EURIBOR or “E”, Secured Overnight Financing Rate or "SOFR", or Prime rate, or “P.” The spread may change based on the type of rate used. The terms in the Schedule of Investments disclose the actual interest rate in effect as of the reporting period. LIBOR loans are typically indexed to a 30-day, 90-day or 180-day LIBOR rate (1M L, 3M L, or 6M L, respectively), and EURIBOR loans are typically indexed to a 90-day EURIBOR rate (3M E), at the borrower’s option. All securities are subject to a LIBOR or Prime rate floor where a spread is provided, unless noted. The spread provided includes payment-in-kind, or PIK, interest and other fee rates, if any.
(5)
The security was not valued using significant unobservable inputs. The value of all other securities was determined using significant unobservable inputs (See Note 5).
(6)
Non-income producing securities.
(7)
Represents the purchase of a security with delayed settlement or a revolving line of credit that is currently an unfunded investment. This security does not earn a basis point spread above an index while it is unfunded.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENT (Unaudited) - (Continued)

SEPTEMBER 30, 2022

(In thousands, except share data)

(8)
Non-U.S. company or principal place of business outside the United States.
(9)
Investment is held through our Taxable Subsidiary (See Note 1).
(10)
Par / Shares amount is denominated in British Pounds (£) as denoted.
(11)
The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets. As of September 30, 2022, qualifying assets represent 88% of the Company’s total assets and non-qualifying assets represent 12% of the Company’s total assets.